                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 25, 2003
                                -----------------
                                 Date of Report

                                  TEXTRON INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


        Delaware                    1-5480                   05-0315468
   -------------------         -----------------          -----------------
(State or Other Jurisdiction      (Commission               (IRS Employer
    of Incorporation)             File Number)            Identification No.)


              40 Westminster Street, Providence, Rhode Island 02903
          -------------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (401) 421-2800
                -------------------------------------------------
               (Registrant's telephone number including area code)

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

This Current Report on Form 8-K files certain exhibits to the Registration Statement on Form S-3 (No. 333-84599) filed by Textron Inc., Textron Capital II and Textron Capital III with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on August 5, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits:


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

Exhibit No.              Exhibit
-----------              -------

1.2(a)                   Underwriting Agreement, dated July 22, 2003, between Textron Inc. and J.P. Morgan
                         Securities Inc., UBS Securities LLC, Barclays Capital Inc., Deutsche Bank Securities Inc.
                         and SG Cowen Securities Corporation, as underwriters, relating to the offer and sale of
                         $250,000,000 aggregate principal amount of Textron Inc.'s 4 1/2% Notes due August 1, 2010.

1.2(b)                   Form of Underwriting Agreement, Standard Provisions (Debt), dated September 15, 1999
                         (incorporated by reference to Exhibit 1.2(b) to Textron Inc.'s Current Report on Form 8-K
                         filed on November 19, 2001).

4.7                      Form of Note for Textron Inc.'s 4 1/2% Notes due August 1, 2010.

4.13                     Form of Officer's Certificate dated July 25, 2003 establishing Textron Inc.'s 4 1/2% Notes due August 1, 2010 pursuant to the Indenture.

5.2                      Opinion of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant
                         Secretary of Textron Inc.

23.3                     Consent of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant
                         Secretary of Textron Inc. (included in Exhibit 5.2).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TEXTRON INC.
                                               (Registrant)


Date:  July 25, 2003
                                               /s/  Mary F. Lovejoy
                                               -------------------------------
                                               By:  Mary F. Lovejoy
                                                    Vice President and Treasurer


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                                  EXHIBIT INDEX



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

Exhibit No.              Exhibit
-----------              -------

1.2(a)                   Underwriting Agreement, dated July 22, 2003, between Textron Inc. and J.P. Morgan
                         Securities Inc., UBS Securities LLC, Barclays Capital Inc., Deutsche Bank Securities Inc.
                         and SG Cowen Securities Corporation, as underwriters, relating to the offer and sale of
                         $250,000,000 aggregate principal amount of Textron Inc.'s 4 1/2% Notes due August 1, 2010.

1.2(b)                   Form of Underwriting Agreement, Standard Provisions (Debt), dated September 15, 1999
                         (incorporated by reference to Exhibit 1.2(b) to Textron Inc.'s Current Report on Form 8-K
                         filed on November 19, 2001).

4.7                      Form of Note for Textron Inc.'s 4 1/2% Notes due August 1, 2010.

4.13                     Form of Officer's Certificate dated July 25, 2003 establishing Textron Inc.'s 4 1/2% Notes due August 1, 2010 pursuant to the Indenture.

5.2                      Opinion of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant
                         Secretary of Textron Inc.

23.3                     Consent of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant
                         Secretary of Textron Inc. (included in Exhibit 5.2).

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